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                          STOCK PLEDGE AGREEMENT                   EXHIBIT 10.19


     THIS AGREEMENT is dated as of the ___ day of April, 1997 by COYOTE SPORTS, INC, a Nevada corporation ("Borrower"), in favor of DEERE PARK CAPITAL MANAGEMENT, INC., an Illinois corporation ("Deere Park"), and STEVE KERR (individually, "Secured Party", and, collectively, "Secured Parties").

                                  WITNESSETH:

     WHEREAS, Borrower has executed certain Secured Promissory Notes (the "Notes"), pursuant to which Secured Parties contemporaneously with the execution and delivery hereby shall loan funds to Borrower (the "Loan"); and

     WHEREAS, pursuant to such Notes, Borrower pledged 2,000,000 shares of the ordinary shares of Apollo Sports Holdings Limited and 100 shares of common stock of Apollo Golf, Inc., as security for repayment of the Loan.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby agrees as follows:

     1.   Grant of Security Interest.  Borrower hereby grants to Secured Parties
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a security interest in 2,000,000 shares of the ordinary shares of Apollo Sports
Holdings Limited, a public limited company organized under the laws of England and Wales, and 100 shares of common stock of Apollo Golf, Inc. (the "Collateral"), the Collateral representing all of Borrower's interest in, and one hundred percent (100%) of the outstanding capital of, such corporations, and all distributions at any time received or receivable in respect of or in exchange for such Collateral, whether paid in cash or other property, including, without limitation additional interests issued as dividends or distributions or as a result in any reclassification, split-up or other reorganization, all monies and replacements or, all substitutions for, and all proceeds, whether upon sale, collection, transfer, exchange of or other disposition, of all or any of the foregoing, to secure payment of all of the obligations of Borrower to each Secured Party now existing or hereafter arising, (the "Obligations"), including without limitation, all obligations under the Notes.

     2.   Delivery of Collateral.  Upon execution and delivery of this
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Agreement, Borrower agrees to deliver to Deere Park certificates representing the Collateral, together with duly executed stock power or powers with respect thereto.

     3.   Warranties and Covenants of Borrower.  Borrower hereby warrants and
          ------------------------------------
covenants that:

          (a) Except for the security interest granted hereby, Borrower is the owner of the Collateral free from any adverse lien, security interest or encumbrance; and Borrower will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

          (b) Borrower will not sell or offer to sell, assign, pledge, lease or otherwise transfer or encumber the Collateral or any interest therein, without the prior written consent of Secured Parties.

     4.   Maintenance of Security Interest.  Borrower shall pay all expenses
          --------------------------------
and, upon request, take any action reasonably deemed advisable by Secured Parties, or either of them, to preserve the Collateral or to establish, determine priority of, perfect, continue perfected, terminate and/or enforce Secured Parties' interest therein or rights under this Agreement.

     5.   Authority of Secured Parties to Perform for Borrower.  Upon the
          ----------------------------------------------------
occurrence of an Event of Default (as defined below), Secured Parties, or either of them, is authorized, in Borrower's name or otherwise, to take any such action necessary to effect the transfer of the Collateral, including, without limitation, signing or endorsing Borrower's name or paying any amount so required, and the cost shall be part of the Borrower's Obligations secured by this Agreement and shall be payable by Borrowers upon demand with interest from the date of payment by Secured Parties,
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or either of them, at the highest rate stated in any evidence of any Obligations but not in excess of the maximum rate permitted by law.

     6.   Events of Default.  The following shall be "Events of Default" for
          -----------------
purposes of this Agreement:

          (a) any "Event of Default" under the Note, as that term is defined in the Note; or

          (b) the breach of any warranty or covenant of Borrower under this Stock Pledge Agreement, and the failure of Borrower to remedy such breach within fifteen (15) days after receiving notice thereof.

     7.   Remedies.
          --------

          (a) Upon an Event of Default (regardless of whether the Code has been enacted in the jurisdiction where rights or remedies are asserted) and at any time thereafter (such default not having previously been cured), Secured Parties, or either of them, at their option may declare all indebtedness secured hereby immediately due and payable and shall have the remedies of a secured party under the Uniform Commercial Code of Illinois.

          (b) The remedies of Secured Parties hereunder are cumulative and the exercise of any one or more of the remedies provided for herein or under the Uniform Commercial Code of Illinois shall not be construed as a waiver of any of the other remedies of Secured Parties so long as any part of the indebtedness secured hereby remains unsatisfied.

     8.   General.
          -------

          (a) No waiver by Secured Parties, or either of them, of any default shall operate as a waiver of any other default or of the same default on a future occasion. A waiver by either Secured Party shall not operate as a waiver by the other. All rights of Secured Parties hereunder shall inure to the benefit of its successors and assigns; and all obligations of Borrower shall bind its heirs, executors or administrators or its successors or assigns.

          (b) All rights of Secured Parties in, to and under this Agreement and in and to the Collateral shall pass to and may be exercised by any assignee thereof. Borrower agrees that if either Secured Party gives notice to Borrower of an assignment of said rights, upon such notice, the liability of Borrower to the assignee shall be immediate and absolute. Borrower will not set up any claim against Secured Parties as a defense, counterclaim or set-off to any action brought by any such assignee for the unpaid balance owed hereunder, provided that Borrower shall not waive hereby any right of action to the extent that waiver thereof is expressly made unenforceable under applicable law. This Agreement shall be governed and construed in accordance with the internal laws of the State of Illinois.

          (c) If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     9.   CONSENT TO JURISDICTION.  BORROWER HEREBY CONSENTS TO THE EXCLUSIVE
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JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN COOK COUNTY, ILLINOIS,
AND WAIVES ANY OBJECTION BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR
   --------------------
PROCEEDINGS RELATING TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED HEREUNDER OR IN CONNECTION HEREWITH, OR ANY TRANSACTION ARISING FROM OR CONNECTED TO ANY OF THE FOREGOING. BORROWER WAIVES ITS RIGHT TO A JURY TRIAL AND PERSONAL SERVICE OF ANY AND ALL PROCESS, AND CONSENTS TO ALL SUCH SERVICE OF PROCESS MADE BY CERTIFIED OR REGISTERED MAIL OR BY MESSENGER DIRECTED TO THE ADDRESS SPECIFIED BELOW. NOTHING HEREIN SHALL AFFECT SECURED PARTIES' RIGHTS TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW, OR LIMIT

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SECURED PARTIES' RIGHT TO BRING PROCEEDINGS AGAINST BORROWER OR ITS PROPERTY OR
ASSETS IN THE COMPETENT COURTS OF ANY OTHER JURISDICTION OR JURISDICTIONS.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                              COYOTE SPORTS, INC.
                              ("BORROWER")

                              By:  /s/ Mel Stonebraker
                                   ----------------------------
                              Its: President
                                   ----------------------------

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